                                                                    EXHIBIT 99.1

         Slide Presentation from Salomon Smith Barney Media Conference
                                January 9, 2002


The audio webcast of this presentation and the accompanying slide presentation is also accessible to the public on the Company's web site at www.crowncastle.com. It will remain there until February 8, 2002.

SLIDE 1

     CROWN CASTLE INTERNATIONAL CORP.
              NYSE: CCI

    John P. Kelly - Chief Executive Officer
W. Benjamin Moreland - Chief Financial Officer


SLIDE 2
FORWARD LOOKING INFORMATION

This presentation contains numerous forward-looking statements, based on management's current beliefs and assumptions. The forward-looking statements involve expectations, projections and estimates regarding the wireless industry or Crown Castle, including expectations, projections and estimates regarding:
(i) implementation of our strategy, (ii) future free cash flow targets, (iii) demand for our towers, (iv) new tenant co-location rates, (iv) future margins,
(iv) financial performance of our towers, (v) EBITDA growth rates, (vi) future revenues, expenditures and liquidity, (vii) future cell site density, (viii) emergence of new mobile technologies, including 2.5/3G, and (ix) carrier subscriber growth rates.

Such forward-looking statements are subject to numerous risks, uncertainties and assumptions, including (i) those relating to the matters described above, (ii) those included in the Risk Factors sections of the Company's filings with the Securities and Exchange Commission, and (iii) those described on the following
page.   Should one or more of these risks materialize, or should any underlying assumption prove incorrect, actual results may vary materially from those projected in the forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


SLIDE 3
FORWARD LOOKING INFORMATION

Certain Risks and Uncertainties
-------------------------------

* Demand for towers and wireless communication sites may be lower or slower than anticipated for numerous reasons, including reduced carrier expansion, carrier consolidation, network sharing, technology development, or RF health concerns

* Demand for wireless communications may be lower or slower than anticipated for numerous reasons, including slow customer adoption rates of 2.5/3G and other technologies

* Our strategy may be more difficult to implement than anticipated due to financial or other reasons, including our significant amount of indebtedness, or reduced cash flow as a result of reduced revenues or increased operating costs, interest rates or capital expenditures

SLIDE 4
CROWN CASTLE LEADS THE INDUSTRY

*   Largest independent wireless tower operator in the world
    -   Largest tower portfolio (16,000 towers y/e 2001)
    -   Largest operating platform

*   Highest revenue per tower ($40,000 +LQA)

*   Highest operating margins (56%  Q4 2001Estimated)

*   Most experienced engineering staff


SLIDE 5
MISSION AND STRATEGY

Mission
-------
* To develop, deploy, own, and operate the most technologically advanced, shared communications infrastructure . . .

Strategy
--------
*   Lease existing towers
*   Streamline operations
*   Maximize site revenue
*   Allocate capital efficiently



SLIDE 6
PREMIER USA NATIONAL TOWER FOOTPRINT

[Map showing Crown Castle International Corp. USA tower footprint]


SLIDE 7
PREMIER UK NATIONAL TOWER FOOTPRINT

[Map showing Crown Castle International Corp. United Kingdom tower footprint]


SLIDE 8
REVENUE BY CUSTOMER & INDUSTRY

% of Recurring Revenue
----------------------
BBC              15.2%
Verizon          12.0%
ITV Digital       5.1%
Cingular          4.6%
Deutsche Telecom  4.5%
Nextel            4.3%
NTL               3.7%
British Telecom   3.5%
Voice Stream      2.6%
------------     ----
Subtotal         55.7%
Other            44.3%

[The following is a tabular representation of graphical materials]

Recurring Revenue by Industry
-----------------------------
Broadcast           26%
Telecoms            72%
Other                2%

SLIDE 9
TOWER PERFORMANCE BY YEAR

                                    Annualized
                                     Rev/Tower                           Telecom &
As of 9/30/01                         (000's)      BBE      Margin %   Broadcast ROA
-----------------------------------   ------    ---------   -------    -------------
CCUK                                    69.9         N/A         51%               9%
CCUS
   Pre 1998                             70.8         3.93        77%              16%
   1998                                 46.3         2.57        65%               9%
   1999                                 39.3         2.18        59%               5%
   2000                                 27.8         1.54        42%               3%

SLIDE 10
FINANCIAL STRATEGY
------------------

*  Capital Allocation
   -  Debt service (i.e. cash interest)
   -  Tower builds & improvements
   -  Service offerings (e.g., backhaul)

*  Liquidity
   -  Fully-funded for existing business plan
   -  Adequate covenant headroom

*  Capital Structure
   - Reduce the cost of capital through operating performance and de-leveraging the balance sheet



SLIDE 11
THE PATH TO FREE CASH FLOW IN 2004


Objective: Achieve positive free cash flow after interest and capital expenditures in 2004 with existing financial resources while significantly de-leveraging the capital structure.


Solution: Continued execution of the core tower leasing business and allocation of capital spending to value-enhancing activities within the constraints imposed.


SLIDE 12
ONE TOWER MODEL

                         Q4 01E      Q4 02E       Q4 03E       Q4 04E
                       Annualized  Annualized   Annualized   Annualized
  --------------------------------------------------------------------------
BBEs                       2.25         2.61         2.99         3.37
Revenue                 $40,500      $47,000      $53,800      $60,600
Operating Expenses       16,000       16,800       17,600       18,400
G&A                       1,900        2,100        2,200        2,300
                        -------      -------      -------      -------
EBITDA                   22,600       28,100       34,000       39,900

EBITDA Margin                56%          60%          63%          66%
Incremental Margin                        85%          87%          87%
Revenue Growth                            16%          14%          13%
EBITDA Growth                             24%          21%          17%

     Assumes leasing at .4 BBE annually

SLIDE 13
2002-2004 FORECAST

(In Millions)                       2002         2003          2004
                                ----------   ----------   -----------
Tower Revenue                   $685 - 710   $810 - 840   $950 - 1000
Tower Gross Profit               405 - 450    510 - 560    620 -  690
Service Gross Profit              50 -  60     60 -  70     65 -   75
Total G&A                         79 -  88     83 -  92     88 -   97
EBITDA                           385 - 415    480 - 530    595 -  655
Capital Expenditures             510 - 610    325 - 425    260 -  360
Interest Expense                 280 - 310    280 - 315    330 -  370
Cash Interest Expense            180 - 200    195 - 220    295 -  325

     Based on expected lease-up of .4 - .45 tenants per tower annually


SLIDE 14
EBITDA FORECAST


[The following is a tabular representation of graphical materials]

           Actual / Projected Mid-point of EBITDA Guidance  (in millions)

 1999      2000        2001      2002       2003       2004
Actual    Actual    Estimated  Estimated  Estimated  Estimated
------    ------    ---------  ---------  ---------  ---------
 $140      $247       $320       $400       $505       $625

                           (35% CAGR)


SLIDE 15
CAPITAL EXPENDITURES FORECAST

[The following is a tabular representation of graphical materials]

   Projected Midpoint of Capex Guidance  (in millions)

  2001            2002        2003        2004
Estimated      Estimated   Estimated   Estimated
------------   ---------   ---------   ---------
$750               $ 560       $ 375       $ 310

SLIDE 16
FREE CASH FLOW FORECAST

[The following is a tabular representation of graphical materials]

                                     2001         2002         2003         2004
                                   Estimated    Estimated    Estimated    Estimated
                                   ---------    ---------    ---------    ---------
Free Cash Flow (in millions)         ($690)       ($350)        ($77)          $5
Consolidated Net Debt + PIK /
 LQA EBITDA                              8.0x         7.6x         6.4x         5.4x

SLIDE 17
LIQUIDITY FORECAST

[The following is a tabular representation of graphical materials]

                          2001        2002        2003        2004
 (in millions)         Estimated   Estimated   Estimated   Estimated
                       ---------   ---------   ---------   ---------
Debt Availability         $  580      $  500       $ 465        $415
Cash                      $  850      $  500       $ 270        $340
                          ------      ------       -----        ----
Total                     $1,430      $1,000       $ 735        $755


SLIDE 18

    CROWN CASTLE INTERNATIONAL CORP.
             NYSE: CCI


   John P. Kelly - Chief Executive Officer



SLIDE 19
CURRENT STATE OF MIND

*  Wireless industry growth slowing due to wireless data delays
*  Current coverage is sufficient
*  2.5/3G technologies reduce need for more sites
*  Capital constraints may result in carriers waiting
*  Capacity problems can be fixed with equipment and without sites
*  Spectrum relief & removal of spectrum cap means fewer sites


SLIDE 20
1984: 5-YEAR PROJECTIONS

[The following is a tabular representation of graphical materials]

                                                     (Subscribers in Thousands)
                                             1984   1985   1986   1987    1988    1989
                                            ------  ----   ----   ----   -----   -----
Forecast (Original Industry Projection)         0     50    100     200     200     200
Actual                                          0    390    602   1,289   2,148   3,502

(Source: CTIA)


SLIDE 21
1990: 5-YEAR PROJECTIONS

[The following is a tabular representation of graphical materials]

                                                      (Subscribers in Millions)
                                             1990   1991   1992    1993    1994    1995
                                             ----   ----   -----   -----   -----   -----
Forecast (Original Industry Projection)      5.52   8.00   11.20   15.12   18.44   21.76
Actual                                       5.28   7.56   11.03   16.01   24.13   33.79

(Source: Kagan World Media)

SLIDE 22
1995 5-YEAR PROJECTIONS

[The following is a tabular representation of graphical materials]

                                                        (Subscribers in Millions)
                                              1995   1996    1997    1998    1999    2000
                                             -----   -----   -----   -----   -----   -----
Forecast (Original Industry Projection)      34.78   46.45   57.37   66.90   76.54    85.63
Actual                                       33.79   44.04   55.31   66.21   86.05   109.48

(Source: Kagan World Media)


SLIDE 23
CURRENT REALITY

*  Usage growth is sky-rocketing
*  Coverage is work in progress
*  Technical realities demand more sites to improve performance
   -  Spectrum constraints in a highly competitive environment
   -  TDMA/GSM spectral efficiency near maximum potential
   -  New PCS network build-outs
   -  In-building penetration coverage
   -  Additional 2.5/3G packet data network loading


SLIDE 24
CARRIERS' FOCUS

"more minute" campaigns . . .

[Pictures of carrier promotions for high minutes of use rates]


SLIDE 25
USAGE IS SKYROCKETING

- driven by price elasticity 3-yr MOU CAGR = 60%

[Graph showing rising minutes of use from 1992 through 2000]
[Graph showing rising subscribers from 1991 through 2000]
[Graph showing rising monthly usage per subscriber from 1993 through 2000] [Graph showing ARPU (revenue per month per subscriber) declining from 1993 through 2000]
[Graph showing price per minute declining from 1993 through 2000]


SLIDE 26
NETWORK COVERAGE ISSUES

Situation
---------
*  Cellular coverage still incomplete
*  PCS coverage (as % of population)... less complete
*  PCS frequencies don't propagate as well as cellular
*  Lack of coverage is number one driver of churn and adds
*  Huge financial incentive to prevent churn

Implication
-----------
*  PCS carriers will aggressively add coverage sites

SLIDE 27
WHY CARRIERS EXPERIENCE CHURN

[The following is a tabular representation of graphical materials]

Reason Choose Provider
----------------------
Good Coverage    20%
Promo/Sale       18%
Recommended       8%
Price             8%
Group Plan        5%

Reason Switched Provider
------------------------
Good Coverage    18%
Price Plan       17%
Promo/Sale       12%
Customer service  9%
Recommended       5%

(Source: Telephia; n = 50,000 for choose and 9,500 for switched)


SLIDE 28
NYC CASE STUDY

[The following is a description of graphical materials]

Correlating factors to churn
----------------------------
Dropped Calls      (higher correlation)
Customer Service
Coverage
Network Quality
Blocked Calls      (lower correlation)

[Graphic entitled "Net Q Satisfaction vs. Churn: New York" showing increased WSI Net Q Score leads to lower churn rate. Chart states "Increase relative saturation by 14% decreases churn by 1.25%"]

* For a 20% market player in NYC with 1.2 million subscribers, reduced churn equals greater than $65 million in annual cost savings.

* At $350,000 per cell site, carrier could build 185 new cell sites per year, further reducing churn.


SLIDE 29
FINANCIAL MAGNITUDE OF CHURN

*  Impact to industry of a 1.25% reduction in churn: $6.65 billion savings

*  $6.65 billion could build 19,000 cell sites per year at $350k per site

(Source Calc: 123.2 million subscribers x 1.25% x 12 months per year x $ 360 per CPGA)


SLIDE 30
RESULT

*  Financial realities for carriers make network performance #1 priority

* Significant percentage of carrier expenditure will be based on site development

SLIDE 31
TROUBLE SPOTS BY TOWER & OPERATOR

[Graphic entitled "Site Analysis, 2 Mile Radius, San Francisco March 2001"]

(Source: Telephia)


SLIDE 32
TOWER SITE DEMAND PROJECTIONS

*  What is the future cell site density for 2G likely to be?
*  Answers can be proxied by analysis of available metrics:
   -  Drive test data
      -  Dropped calls, call quality problems, and no service areas
      -  Estimate of operators' cell density
   -  Demographic proxies
   -  Scanning receivers (customer churn)
   -  Switch statistics (not available to tower companies)


SLIDE 33
TOWER SITE DEMAND PROJECTIONS

* If we consider 3G high speed data, then cell site density can be projected based on one key assumption:

                 Data Rate Required


SLIDE 34
MIGRATION TO 3G

[Graphic showing possible evolution of technologies from 2000 through 2004]

(Source: The Strategis Group)


SLIDE 35
WIRELESS DATA: 3G

Relation to cell site density . . .

[Graphic showing higher bits/HZ technologies require smaller cell sites]

Increases in bits/HZ throughput requires smaller cell sites


SLIDE 36
WIRELESS DATA

* All of today's systems were designed for voice (12.2 KBPS) and will require additional sites to provide ubiquitous high speed data.

*  Three times the number of cell sites will be required, unless:
   -  Operator elects to accept lower speed data in marginal areas
   - Certain technologies can improve radio link quality "enough" to support lower speed data.

SLIDE 37
CURENT 5-YEAR PROJECTIONS

[The following is a tabular representation of graphical materials]

                 (Subscribers in Millions)
           2000  2001  2002  2003  2004  2005
           ----  ----  ----  ----  ----  ----
Forecast    106   135   162   181   201   221

(Source: CTIA)


SLIDE 38
US STILL RELATIVELY UNTAPPED

[The following is a tabular representation of graphical materials]

     Penetration Rate by Country
     ---------------------------
Austria                   83.70%
Italy                     80.11%
Sweden                    77.62%
Portugal                  72.44%
UK                        72.38%
Netherlands               71.94%
Switzerland               71.51%
Norway                    70.12%
Ireland                   69.89%
Spain                     66.29%
Germany                   64.38%
Australia                 59.20%
France                    56.71%
US                        42.19%

(Source: Global Mobile)


SLIDE 39
CONCLUSION

Three major items impact wireless growth . . .

     Quality of service
     Cultural acceptance
     Spectrum availability